UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 23, 2011

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Broadway, 6th Floor

Cambridge, MA 02139

(Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported on the Company’s Current Report on Form 8-K filed on May 23, 2011; on May 23, 2011, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with General Electric Capital Corporation (“GECC”) as agent and a lender, and Oxford Finance LLC (“Oxford” and together with GECC, the “Lenders”) as a lender, pursuant to which the lenders agreed to make available to the Company $25,000,000 in the aggregate over three term loans.  The initial term loan was made on May 23, 2011 in an aggregate principal amount equal to $6,250,000 (the “Initial Term Loan”) and is repayable over a term of 42 months, including a six month interest only period. The Initial Term Loan bears interest at 10%.  Pursuant to the Loan Agreement, the Company may request two additional term loans, the first, which must be funded not later than November 23, 2011, in an aggregate principal amount equal to $6,250,000 (the “Second Term Loan”) and the second, which must be funded not later than May 23, 2012, in an aggregate principal amount equal to $12,500,000 (the “Third Term Loan” and together with the Initial Term Loan and the Second Term Loan, the “Term Loans”).  The Term Loans are evidence by (i) a Promissory Note, dated May 23, 2011, issued by the Company to GECC in the principal amount of $12,500,000 (the “GECC Promissory Note”) and (ii) two Promissory Notes, dated May 23, 2011, issued by the Company to Oxford  in the principal amounts of $3,125,000 and $9,375,000 (the “Oxford Promissory Notes” and together with the GECC Promissory Note, the “Promissory Notes”).  In the event the Second Term Loan is not funded on or before November 23, 2011, the Lenders’ commitment to make the Second Term Loan shall be terminated and the total commitment shall be reduced by $6,250,000.  In the event the Third Term Loan is not funded on or before May 23, 2012, the Lenders’ commitment to make the Third Term Loan shall be terminated and the total commitment shall be further reduced by $12,500,000.  Pursuant to the Loan Agreement, the Company agreed to issue  to the Lenders (or their respective affiliates or designees) stock purchase warrants (collectively, the “Warrants”) to purchase in the aggregate a  number of shares of the Company’s Series A-1 Preferred Stock equal to the quotient of (a) the product of (i) the amount of the applicable term loan multiplied by (ii) four percent (4%) divided by (b) the exercise price equal to $81.42 per share.  The exercise period of each Warrant to be issued will expire ten (10) years from the date such Warrants are issued.   On May 23, 2011, the Company issued a Warrant to each of GECC and Oxford for the purchase of 3,070 shares of Series A-1 Preferred stock.

A copy of the Loan Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.  Copies of the Promissory Notes are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.  Copies of the Warrants are attached as Exhibit 10.5 and 10.6 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Loan and Security Agreement, dated May 23, 2011, with General Electric Capital Corporation as agent and a lender, and Oxford Finance LLC as a lender

10.2	Promissory Note, dated May 23, 2011, issued by the Company to General Electric Capital Corporation in the principal amount of $12,500,000

10.3	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $3,125,000

10.4	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $9,375,000

10.5	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to GE Capital Equity Investments.

10.6	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to Oxford Finance LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: May 27, 2011	By:	/s/ B.N. Harvey
Name: B.N. Harvey
Title: CFO

EXHIBIT INDEX

Exhibit	Description

10.1	Loan and Security Agreement, dated May 23, 2011, with General Electric Capital Corporation as agent and a lender, and Oxford Finance LLC as a lender

10.2	Promissory Note, dated May 23, 2011, issued by the Company to General Electric Capital Corporation in the principal amount of $12,500,000

10.3	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $3,125,000

10.4	Promissory Note, dated May 23, 2011, issued by the Company to Oxford Finance LLC in the principal amount of $9,375,000

10.5	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to GE Capital Equity Investments.

10.6	Warrant to Purchase Shares of Series A-1 Convertible Preferred Stock, dated May 23, 2011, issued by the Company to Oxford Finance LLC.